UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2004


                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)


                                      MAINE
                 (State or other jurisdiction of incorporation)



            01-28190                                   01-0413282
    (Commission file number)               (IRS employer identification no.)


                       Two Elm Street, Camden, Maine 04843
               (Address of principal executive offices) (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)


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Item 7 - Financial Statements and Exhibits


         (c) Exhibits.

             99.1 Press release announcing Common stock repurchase program renewal


Item 9 - Regulation FD Disclosure

Camden National Corporation announces extension of common stock repurchase program.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                  CAMDEN NATIONAL CORPORATION



            By:   /s/ Gregory A. Dufour                 Date: July 27, 2004
                  ------------------------------------
                  Gregory A. Dufour
                  Chief Banking Officer and Principal
                  Financial & Accounting Officer